FORUM FUNDS

                     DAILY ASSETS TREASURY OBLIGATIONS FUND

                          DAILY ASSETS GOVERNMENT FUND

                    DAILY ASSETS GOVERNMENT OBLIGATIONS FUND

                             DAILY ASSETS CASH FUND

                         Supplement Dated March 16, 2001
          to Statement of Additional Information Dated January 5, 2001

The section currently entitled "Investment by Shareholders That Are Credit Unions - Government Cash Portfolio and Treasury Cash Portfolio" described on page 10 of the Statement of Additional Information is amended to exclude application to Daily Assets Government Obligations Fund and Government Cash Portfolio and to read as follows:

              INVESTMENTS BY SHAREHOLDERS THAT ARE CREDIT UNIONS -
                             TREASURY CASH PORTFOLIO

Treasury Cash Portfolio limits its investments to investments that are legally permissible for Federally chartered credit unions under applicable provisions of the Federal Credit Union Act (including 12 U.S.C. Section 1757(7), (8) and (15)) and the applicable rules and regulations of the National Credit Union Administration (including 12 C.F.R. Part 703, Investment and Deposit Activities), as such statutes and rules and regulations may be amended. The Portfolio limit its investments to Government Securities (including Treasury STRIPS) and repurchase agreements fully collateralized by Government Securities. Certain Government Securities owned by the Portfolio may be mortgage or asset backed, but no such security will be: (1) a stripped mortgage backed security ("SMBS"); (2) a residual interest in a CMO or REMIC; or (3) a mortgage servicing right, a commercial mortgage related security or a small business related security. The Portfolio may also invest in reverse repurchase agreements in accordance with 12 C.F.R. 703.100(j) to the extent otherwise permitted herein and in the Prospectuses.